UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

JoEllen L. Legg Reaves Utility Income Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 - April 30, 2009

Item 1.   Reports to Stockholders.

ASEA
ASEA

Reaves Utility Income Fund

semi-annual report

UTG

04.30.09

(Unaudited)

TABLE OF CONTENTS

April 30, 2009

Shareholder Letter	1

Statement of Investments	3

Statement of Assets & Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	11

Notes to Financial Statements	13

Dividend Reinvestment Plan	20

Fund Proxy Voting Policies & Procedures	22

Portfolio Holdings	22

Notice	22

Shareholder Meeting	22

Trustees & Officers	23

SHAREHOLDER LETTER

April 30, 2009 (unaudited)

The six-month period ending April 30, 2009 brought us the first market signals that the global economic crisis may be easing. Broad based liquidation of equities continued unabated through the second week of March 2009. On March 9th the Fund’s share price reached its nadir of $7.39. Since then, investors began to aggressively accumulate common stocks, including those in the telephone, electric, gas, water utilities and energy sectors as the market anticipates the potentially beneficial impacts of the government stimulus.

There were encouraging signs. While access to credit markets has not been a significant problem for our companies, the credit markets have loosened and short term rates have come down. Nearly all of the companies in our portfolio can tap the credit markets on relatively favorable terms and many have. Dividend cuts have been much in the news recently. However, many of the companies that cut their dividends are financials, with fundamentally flawed business models, or industrials subject to rapidly deteriorating global demand. Dividend cuts by utilities remain an exception. Only three companies in the portfolio cut, but did not eliminate, their dividend since October 31, 2008 – two of the companies are electric utilities, Ameren and Great Plains Energy, and the third is General Electric. These cuts were more than offset by the eighteen companies that have either raised or announced increases to their dividends since the beginning of the year. Indeed we are hopeful many of our companies will raise their dividends in the coming twelve months.

Within our investment universe, electric utilities underperformed during the period. The electrics were down on the declining price of natural gas, an important price setter of electricity at the margin, declining industrial and commercial demand, most acutely felt in the industrial Midwest, and concerns about the impact of carbon legislation. This last issue especially affects generators with large coal exposures. During the period we shifted some investment away from generation and into regulated utilities including NSTAR in Massachusetts and Pinnacle West in Arizona.

Gas utilities declined during the period, but they experienced the greatest rebound in the last six weeks. The natural gas commodity price continued its decline, reaching a low of $3.19 per million BTUs at Henry Hub on April 27, 2009. For the near term, the gas markets continue to be over-supplied. Over the past several years technological advances in drilling and production techniques have made possible the production of large quantities of natural gas from domestic shale formations. The increased quantities of gas from shale have entered the market as the economic slowdown reduced industrial demand. In addition the markets are beginning to anticipate the arrival, beginning in 2010, of LNG (liquefied natural gas) cargoes from new production out of the Middle East. However market dynamics are at work. The declining gas price has compelled some producers to shut in higher-cost production. The market is already anticipating decreased supply and higher prices; hence the rally over the last few weeks. Indeed, gas stocks in the underlying portfolio were up over 30% in the six weeks ended April 30, 2009.

The telephone sector was relatively flat over the period, living up to its billing as a defensive group during a difficult economic environment. Frontier Communications, a 4.2% holding at the end of the period, came under some pressure, we believe, because of investor concerns about its credit metrics and the sustainability of the dividend. On May 13, 2009 Frontier announced a major acquisition of 4.8 million of Verizon’s rural access lines. The deal, which should generate substantial synergies, should be cash-flow accretive within one year and should very significantly improve the credit metrics. After the deal closes in 2010, the new company should be the largest purely rural telephone company in the country. To smooth the regulatory approval process, the annual dividend will likely be cut from $1.00 to $0.75 when the deal closes. The improved balance sheet, superior cash flow, and growth opportunities of the new company will, in our view, more than offset what appears to be a temporary decline in the dividend.

Looking out to the second half of the fiscal year, we remain cautious. This means that we prefer regulated utilities and transmission companies to the generators; gas and nuclear-fired generation to coal; an emphasis on strong rural telecoms; and gas distribution and transmission to exploration and production. We look to invest in companies with strong balance sheets, rising cash flows, and growing dividends. Despite the downturn we are still able to find them within the utility and telephone sectors.

We appreciate your continued support.

Sincerely,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Company.

STATEMENT of INVESTMENTS

April 30, 2009 (unaudited)

	SHARES	VALUE
COMMON STOCKS 155.83%
Electric 70.95%
Consolidated Edison, Inc.	272,000	$10,099,360
Duke Energy Corp.	1,832,400	25,305,445
FirstEnergy Corp.	80,000	3,272,000
Integrys Energy Group, Inc.	900,300	23,776,923
ITC Holdings Corp.	110,000	4,788,300
National Grid PLC	525,000	4,384,255
National Grid PLC – Sponsored ADR	139,000	5,789,350
NSTAR	379,800	11,929,518
Pinnacle West Capital Corp.	560,000	15,332,800
PPL Corp.	709,854	21,231,733
Progress Energy, Inc.	700,000	23,884,000
SCANA Corp.	250,000	7,555,000
The Southern Co.	558,000	16,115,040
TECO Energy, Inc.	2,161,400	22,889,226
TransAlta Corp.	100,000	1,733,000
		198,085,950

Energy 5.41%
BP Amoco PLC - ADR	350,000	14,861,000
Total - ADR	5,000	248,600
		15,109,600

Financials 5.04%
Annaly Capital Management, Inc.	1,000,000	14,070,000

Gas 21.79%
EQT Corp.	30,000	1,008,900
NiSource, Inc.	1,400,000	15,386,000
ONEOK, Inc.	900,000	23,553,000
Sempra Energy	100,000	4,602,000
Spectra Energy Corp.	1,122,500	16,276,250
		60,826,150

Other 0.29%
Pfizer, Inc.	60,000	801,600

Telephone 49.90%
AT&T Corp.	945,965	24,235,623
BCE, Inc.	700,000	14,980,000
CenturyTel, Inc.	396,000	10,751,400
Embarq Corp.	540,000	19,742,400
Froniter Communications Corp.	3,090,065	21,970,362

	SHARES	VALUE
Telephone (continued)
Qwest Communications International, Inc.	250,000	$972,500
Telecom Corp. of New Zealand - ADR	35,001	280,358
Telefonica S.A. - ADR	100,000	5,629,000
Verizon Communications	740,000	22,451,600
Vodafone Group PLC - ADR	60,000	1,101,000
Windstream Corp.	2,070,000	17,181,000
		139,295,243

Water Utilities 2.45%
American Water Works Co., Inc.	380,000	6,840,000

TOTAL COMMON STOCKS (Cost $503,157,044)		435,028,543

PREFERRED STOCKS 4.23%
Consumer Discretionary 0.65%
Comcast Corp., Sr. Notes, 7.000%, 5/15/55	80,000	1,796,000

Electric 3.58%
AES Trust III, 6.750%, 10/15/29	131,100	4,587,189
BGE Capital Trust II, 6.200%, 10/15/43	180,000	2,970,000
Entergy Mississippi, Inc., 4.560%	3,520	236,720
Entergy New Orleans, Inc., 4.360%	4,500	299,250
NSTAR Electric Co., 4.250%	11,500	737,079
Public Service Co. of New Mexico, Series 1965, 4.580%	11,667	731,740
Southern Cal Edison, 4.320%	24,300	433,755
		9,995,733

TOTAL PREFERRED STOCKS (Cost $14,905,611)		11,791,733

LIMITED PARTNERSHIPS 4.44%
Copano Energy LLC	75,000	1,173,000
Enbridge Energy Partners LP	125,000	4,533,750
ONEOK Partners LP	71,000	3,337,000
Regency Energy Partners LP	131,000	1,716,100
Williams Partners LP	40,000	686,000
Williams Pipeline Partners LP	50,000	935,000

TOTAL LIMITED PARTNERSHIPS (Cost $15,672,344)		12,380,850

	BOND RATING	PRINCIPAL
	MOODY/S&P	AMOUNT	VALUE
CORPORATE BONDS 5.54%
Gas 0.49%
Copano Energy LLC, 8.125%, 3/1/16	B1/B+	$1,500,000	$1,372,500

Telephone 4.32%
Level 3 Financing, Inc., 9.250%, 11/1/14	Caa1/CCC	8,000,000	6,450,000
Qwest Corp., 7.500%, 6/15/23	Ba1/BBB-	7,000,000	5,600,000
			12,050,000

Utilities 0.73%
American Water Capital Corp.,
6.085%, 10/15/17	Baa2/BBB+	2,000,000	1,819,946
6.593%, 10/15/37	Baa2/BBB+	310,000	233,473
			2,053,419

TOTAL CORPORATE BONDS (Amortized Cost $17,506,972)			15,475,919

		SHARES
MUTUAL FUNDS 1.13%
Loomis Sayles Institutional High Income Fund(a)		548,386	3,164,187

TOTAL MUTUAL FUNDS (Cost $4,000,000)			3,164,187

		SHARES/PRINCIPAL
		AMOUNT
SHORT TERM INVESTMENTS 18.94%
MONEY MARKET FUNDS 8.19%
Goldman Sachs Financial Square Funds Treasury Instruments Fund., 0.009%, (7-Day Yield)(a)		22,876,617	22,876,617

U.S. TREASURY BILLS 10.75%
U.S. Treasury Bills, Discount Notes, 0.010%		$30,000,000	29,999,775

TOTAL SHORT TERM INVESTMENTS (Cost $52,876,392)			52,876,392

VALUE
Total Investments (Cost $608,118,363) - 190.11%	$530,717,624

Liabilities in Excess of Other Assets - (4.13%)	(11,523,060)

Liquidation Preference of Auction Market Preferred Shares – (85.98%) Series M7, F7, W28 (including distributions payable on preferred shares)	(240,028,154)
TOTAL NET ASSETS - 100.00%	$279,166,410

(a)          Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

ADR - American Depository Receipt

Ratings:

Moody’s and S&P’s ratings are believed to be the most recent as of April 30, 2009.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting case. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

STATEMENT of ASSETS & LIABILITIES

April 30, 2009 (unaudited)

Assets:
Investments, at value (Cost - see below)	$530,717,624
Receivable for shares sold	379,320
Dividends receivable	2,835,413
Interest receivable	595,119
Receivable for investments sold	7,102,830
Total Assets	541,630,306

Liabilities:
Due to custodian	2,607,855
Payable for investments purchased	19,408,768
Accrued investment advisory fees	247,850
Accrued administration fees	114,227
Accrued trustees fees	22,433
Accrued S&P ratings fees	10,681
Accrued Fitch ratings fees	4,450
Other payables	19,478
Total Liabilities	22,435,742

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, F7, & W28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,028,154
Total Preferred Stock	240,028,154
Net Assets	$279,166,410

Cost of Investments	$608,118,363

Composition of Net Assets Attributable to Common Shares:
Paid-in capital	$429,680,524
Undistributed net investment income	2,059,920
Accumulated net realized loss on investments and foreign currency transactions	(75,173,295)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(77,400,739)
Net Assets	$279,166,410

Shares of common stock outstanding of no par value, unlimited shares authorized	22,707,840
Net asset value per share	$12.29

See Notes to Financial Statements.

STATEMENT of OPERATIONS

For the Six Months Ended April 30, 2009 (unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $31,214)	$20,487,646
Interest on investment securities	815,071
Total Income	21,302,717

Expenses:
Investment advisory fees	1,588,625
Administration fees	732,149
Trustees fees	46,046
Broker/dealer fees	301,773
S&P ratings fees	6,599
Fitch ratings fees	2,750
Auction agent fees	8,898
Tax fees	8,373
Miscellaneous fees	140,439
Total Expenses	2,835,652

Net Investment Income	18,467,065

Net realized loss on:
Investment securities	(72,529,209)
Foreign currency transactions	(5,793)
Change in unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(13,056,294)
Net loss on investments and foreign currency transactions	(85,591,296)

Distributions to Preferred Shareholders:
From net investment income	(2,345,346)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(69,469,577)

See Notes to Financial Statements

STATEMENTS of CHANGES in NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	April 30, 2009 (unaudited)	October 31, 2008
Common Shareholder Operations:
Net investment income	$18,467,065	$33,931,288
Net realized gain/(loss) from:
Investment securities	(72,529,209)	8,668,144
Written options	—	(23,751)
Foreign currency transactions	(5,793)	(115,795)
Change in unrealized depreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	(13,056,294)	(306,143,791)
Distributions to Preferred Shareholders:
From net investment income	(2,345,346)	(9,972,934)
From net realized gains	—	(702,000)
Net decrease in net assets attributable to common shares from operations	(69,469,577)	(274,358,839)

Distributions to Common Shareholders:
From net investment income	(13,039,276)	(34,401,010)
From net realized gains	(4,784,847)	(12,812,505)
Net decrease in net assets from distributions to common shareholders	(17,824,123)	(47,213,515)

Capital Share Transactions:
Net asset value of common shares issued to shareholders from reinvestment of dividends	379,320	—
Net increase from capital share transactions	379,320	—

Net Decrease in Net Assets Attributable to Common Shares	(86,914,380)	(321,572,354)

Net Assets Attributable to Common Shareholders:
Beginning of period	366,080,790	687,653,144
End of period *	$279,166,410	$366,080,790

* Includes undistributed/(overdistributed) net investment income of:	$2,059,920	$(1,022,523)

See Notes to Financial Statements

INTENTIONALLY LEFT BLANK PAGE

FINANCIAL HIGHLIGHTS

	For the Six Months
	Ended 4/30/09
	(unaudited)
Per Common Share Operating Performance:
Net asset value - beginning of period	$16.14
Income from investment operations:
Net investment income	0.71
Net realized and unrealized gain/(loss) on investments	(3.67)
Distributions to preferred shareholders:
From net investment income	(0.10)
From net realized gain	—
Total from investment operations	(3.06)

Distributions to Common Shareholders:
From net investment income	(0.58)
From net realized gains	(0.21)
Total distributions to common shareholders	(0.79)

Capital Share Transactions:
Common share offering costs charged to paid-in capital	—
Preferred share offering costs and sales load charged to paid-in capital	—
Total capital share transactions	—
Net asset value per common share - end of period	$12.29
Market price per common share - end of period	$12.40

Total Investment Return - Net Asset Value(1)	(18.59)%
Total Investment Return - Market Price(1)	(5.17)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$279,166
Ratio of expenses to average net assets attributable to common shares(3)	1.85	%(2)
Ratio of net investment income to average net assets attributable to common shares(3)	12.07	%(2)
Ratio of expenses to average managed assets(4)	1.04	%(2)
Portfolio turnover rate	51%

Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$240,028
Total shares outstanding (000)	9.6
Asset coverage per share(5)	$54,083
Liquidation preference per share	$25,000
Average market value per share(6)	$25,000

(1)          Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)          Annualized

	For the	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	2/24/04 (inception)
	10/31/08	10/31/07	10/31/06	10/31/05	to 10/31/04
Per Common Share Operating Performance:
Net asset value - beginning of period	$30.32	$26.04	$22.12	$19.29	$19.10
Income from investment operations:
Net investment income	1.35	1.33	0.99	1.05	0.85
Net realized and unrealized gain/(loss) on investments	(12.98)	4.88	4.94	3.29	0.24
Distributions to preferred shareholders:
From net investment income	(0.47)	(0.40)	(0.50)	(0.32)	(0.06)
From net realized gain	—	(0.17)	—	—	—
Total from investment operations	(12.10)	5.64	5.43	4.02	1.03

Distributions to Common Shareholders:
From net investment income	(1.37)	(1.31)	(1.51)	(1.19)	(0.68)
From net realized gains	(0.71)	(0.05)	—	—	—
Total distributions to common shareholders	(2.08)	(1.36)	(1.51)	(1.19)	(0.68)

Capital Share Transactions:
Common share offering costs charged to paid-in capital	—	—	—	—	(0.04)
Preferred share offering costs and sales load charged to paid-in capital	—	—	—	—	(0.12)
Total capital share transactions	—	—	—	—	(0.16)
Net asset value per common share - end of period	$16.14	$30.32	$26.04	$22.12	$19.29
Market price per common share - end of period	$13.98	$26.26	$22.45	$19.46	$18.00

Total Investment Return - Net Asset Value (1)	(41.56)%	23.00%	26.75%	21.63%	4.93%
Total Investment Return - Market Price(1)	(41.55)%	23.57%	24.21%	14.67%	(6.50)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$366,081	$687,653	$590,600	$501,618	$437,480
Ratio of expenses to average net assets attributable to common shares(3)	1.33%	1.30%	1.38%	1.41%	1.64	%(2)
Ratio of net investment income to average net assets attributable to common shares(3)	5.94%	4.73%	6.42%	6.21%	6.96	%(2)
Ratio of expenses to average managed assets (4)	0.94%	0.94%	0.94%	0.95%	1.02	%(2)
Portfolio turnover rate	32%	34%	43%	55%	63%

Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$240,267	$240,219	$240,185	$240,171	$240,000	(7)
Total shares outstanding (000)	9.6	9.6	9.6	9.6	9.6
Asset coverage per share(5)	$63,161	$96,653	$86,539	$77,270	$70,571
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(3)          Ratios do not reflect dividend payments to preferred shareholders.

(4)          Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.

(5)          Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

(6)          Based on weekly prices.

(7)          Amount does not include dividends on preferred shares.

See Notes to Financial Statements

NOTES to FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified fund with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the New York Stock Exchange Amex (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs

NOTES to FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), on November 1, 2008. FAS 157 established a three-tier hierarchy to create classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s Investments as of April 30, 2009:

Investments in
Valuation Inputs	Securities at Value
Level 1 — Quoted Prices	$482,803,386
Level 2 — Significant Observable Inputs	47,914,238
Level 3 — Significant Unobservable Inputs	—
Total	$530,717,624

For the six months ended April 30, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of

NOTES to FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations. As of April 30, 2009, the Fund had no outstanding forward foreign currency contracts.

Options: In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.

In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. When the Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

There was no written option activity during the six months ended April 30, 2009.

NOTES to FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings or distributions on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the Investment Company Act of 1940 and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTES to FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

Recent Accounting Pronouncements: In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 may have on the Fund’s financial statements.

2. INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of April 30, 2009

Gross appreciation (excess of value over tax cost)	$13,674,027
Gross depreciation (excess of tax cost over value)	(90,831,049)
Net unrealized depreciation	$(77,157,022)
Cost of investments for income tax purposes	$607,874,646

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain preferred holdings.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
Common Stock outstanding — beginning of period	22,677,001	22,677,001
Common Stock issued as reinvestment of dividends	30,839	—
Common Stock outstanding — end of period	22,707,840	22,677,001

Preferred Shares: On April 27, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

NOTES to FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater. The Fund is also required to maintain certain coverage amounts for Fitch and Standard & Poor’s according to restrictions issued by each rating agency to the Fund, which are generally more restrictive than the Investment Company Act of 1940 requirements. The Fund was in compliance with these coverage ratios as of April 30, 2009.

The Fund has three series of Auction Market Preferred Shares (“AMPS”): M7, F7 and W28. On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

In February 2008, the AMPS market across all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever is greater. The 7-day LIBOR rate is used for the M7 and F7 Series and the 30-day LIBOR rate is used for the W28 Series.

As of April 30, 2009, the annualized dividend rates for Series M7, F7 and W28 were 1.58%, 1.58% and 1.67%, respectively.

The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months April 30, 2009, aggregated $271,230,095 and $300,090,199, respectively.

NOTES to FINANCIAL STATEMENTS

April 30, 2009 (unaudited)

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

7. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

DIVIDEND REINVESTMENT PLAN

April 30, 2009 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the

DIVIDEND REINVESTMENT PLAN

April 30, 2009 (unaudited)

payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11 E Transfer Agency Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

April 30, 2009 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2008, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the U. S. Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

April 30, 2009 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

April 30, 2009 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

April 30, 2009 (unaudited)

On April 30, 2009, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to re-elect two Trustees of the Fund. Both Trustees were successfully re-elected. Results of the proposal were as follows:

Proposal 1: Re-election of Trustees

	Share
	Classes Voting	For	Abstain	Withheld
Larry W. Papasan	Common & Preferred	19,661,391	937,824	0
Everett L. Morris	Preferred Only	5,738	0	0

TRUSTEES & OFFICERS

April 30, 2009 (unaudited)

Except for their service on the Fund’s Board of Trustees, the Independent Trustees named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment adviser or underwriters. Each Independent Trustee serves on the Fund’s Audit Committee. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Interested Trustees and Officers

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Edmund J. Burke Age - 48 1290 Broadway, Ste. 1100 Denver, CO 80203	President/Since Inception

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Burke is also currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, is a Trustee of the Liberty All-Star Equity Fund, and a Director of the Liberty All-Star Growth Fund, Inc.

N/A

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Jeremy O. May Age - 39 1290 Broadway, Ste. 1100 Denver, CO 80203	Chairman & Trustee (Since March 2009); Treasurer (Since Inception)

Mr. May joined ALPS in 1995 and is currently President of ALPS Fund Services, Inc. and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and is a Trustee of ALPS ETF Trust. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.

N/A

Everett L. Morris Age - 81 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Morris is a Director/Trustee of the Phoenix Funds, a Director of Duff & Phelps Utilities Tax-Free Income Fund and Duff & Phelps Utilities and Corporate Bond Trust. Former Vice President and Director of W.H. Reaves and Co., Inc. Because of his affiliation with Reaves, Mr. Morris is considered an “interested” Trustee of the Fund.	1

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
J. Tison Cory Age - 40 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary (Since December 2008)

Mr. Cory joined ALPS in 2005 as

a Senior Paralegal. Prior to joining ALPS, Mr. Cory worked as a Paralegal at Oppenheimer Funds, Inc. (2004-2005) and INVESCO Funds Group, Inc. (1999-2004). Because of his position with ALPS, Mr. Cory is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Cory is also currently an Adjunct Professor at Metropolitan State College of Denver (2000-present).

N/A

Michael Akins* Age - 33 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since June 13, 2006

Mr. Akins is Deputy Compliance Officer of ALPS in 2006. Mr. Akins served as AVP and Compliance Officer for UMB Financial Corporation (2005-2006). Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation (2000-2003). Because of his position with ALPS, Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins is currently the Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Insurance Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, EGA Emerging Global Shores Trust, Financial Investors Trust and Financial Investors Variable Insurance Trust.

N/A

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Lauren E. Motley Age - 28 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer (Since December 2008)

Ms. Motley joined ALPS in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Motley worked for PricewaterhouseCoopers (2003-2005). Because of her position with ALPS, Ms. Motley is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Motley is currently also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

N/A

Independent Trustees

Number of
Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Mary K. Anstine Age - 68 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception

Ms. Anstine was the President/Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: A.V. Hunter, Inc.; Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and the Westcore Trust. Ms. Anstine was formerly a Director of: the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank) and HealthONE, and a member of the American Bankers Association Trust Executive Committee.

1

			Number of
			Portfolios in
	Posistion(s) Held	Principal Occupation(s) During Past	Fund Complex
Name, Age	with Funds/Length	5* Years and Other Directorships	Overseen by
and Address	of Time Served	Held by Trustee	Trustee
Michael F. Holland Age - 64 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Holland is Chairman of Holland & Company. Director, Chairman of the Board, President and Treasurer of Holland Series Funds, Inc. Chairman of the Board and Trustee of State Street Master Funds. Trustee of the China Fund Inc., Taiwan Fund Inc. and Scottish Widows Emerging Market Fund.	1

Jeremy W. Deems Age - 33 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since March 11, 2008

Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is also a Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust and Financial Investors Trust.

			1

Larry W. Papasan Age - 68 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991). Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., and is on the Board of SSR Engineering, Triumph Bank, Mimedx Inc., and AxioMed Spine.	1

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years

REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.   Code of Ethics.

Not applicable to semi-annual report.

Item 3.   Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.   Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End  Management Investment Companies.

Not applicable to semi-annual report.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report.

(b)  Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On March 10, 2009, the Board of Trustees (the “Board”) of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may submit proposals to the Registrant’s Board. Provided in the text below is a summary of changes approved by the Board: (i) a shareholder proposal to the Registrant, including nominees to the Board (“Shareholder Proposals”), shall be required to be received no earlier than the 150th day and not later than the 120th day prior to the first anniversary of the Registrant’s proxy statement for the preceding year’s annual meeting; (ii) in the case of a special meeting of shareholders, all Shareholder Proposals must be given by the 10th day following the day on which the notice of the special meeting date was given or public disclosure of the date of special meeting was made; (iii) any shareholder wishing to bring a Shareholder Proposal at a special or annual shareholder meeting shall also be required to provide: (a) representation as to his/her eligibility to vote at the said shareholder meeting; (b) to the extent such shareholder and/or nominee has entered into any financial transaction impacting the common shares, to include but not limited to hedging or otherwise managing profit, loss, or risk of change in the value of the common stock; and (c) any shareholder nominee proposal must provide such information as is needed to ensure the Registrant’s compliance with Regulation 14A under the Securities Exchange Act of 1934, as amended; and (iv) a special meeting may only be called by (a) majority vote of the Board of Trustees, (b) the Chairman, or (c) the President of the Registrant.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	July 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	July 9, 2009

By:	/s/Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	July 9, 2009